Exhibit 99.1

Hub International Amends Arrangement Agreement

CHICAGO—(BUSINESS WIRE)—March 22, 2007—Hub International Limited (NYSE:HBG) (TSX:HBG) (“Hub”), one of the leading insurance brokers in North America, announced today that the Arrangement Agreement pursuant to which Hub will be acquired by funds advised by Apax Partners (“Apax”) together with Morgan Stanley Principal Investments (“MSPI”) has been amended to, among other things, increase the consideration to be received by Hub’s shareholders to US$41.50 in cash per common share from US$40.00. The increase in consideration followed receipt by Hub of competing proposals. In the event the amended Arrangement Agreement is terminated under specified circumstances, Hub will be obligated to pay a break-up fee of 3% of the equity value of the transaction (US$53 million).

The amendments to the Arrangement Agreement have been unanimously approved by Hub’s board of directors (with interested directors abstaining) following the unanimous recommendation of a special committee comprised of disinterested directors, which was formed to, among other things, evaluate the terms of the transaction.

As previously disclosed, the transaction is expected to be completed toward the end of the second quarter of 2007 and is subject to shareholder approval, Canadian court approval, and other regulatory approvals including merger notification filings in the United States and Canada, as well as customary closing conditions. Morgan Stanley and Merrill Lynch & Co. have provided commitments for the debt portion of the financing for the transaction.

Merrill Lynch & Co. is acting as financial advisor to Hub and Shearman & Sterling LLP is acting as legal advisor to Hub.

Scotia Capital Inc. is acting as independent financial advisor to Hub’s special committee and Goodmans LLP is acting as independent legal advisor to Hub’s special committee.

Morgan Stanley and Stephens Inc. are acting as financial advisors to Apax and Ropes & Gray LLP is acting as its legal advisor. Sullivan & Cromwell LLP is acting as legal advisor to MSPI.

About Hub:

Headquartered in Chicago, IL, Hub International Limited is a leading North American insurance brokerage that provides a broad array of property and casualty, reinsurance, life and health, employee benefits, investment and risk management products and services through offices located in the United States and Canada.

About Apax:

Apax is one of the world’s leading private equity investment groups. It operates across the United States, Europe, Israel and Asia and has more than 30 years of investing experience. Funds under the advice of Apax total $20 billion around the world. These funds provide long-term equity financing to build and strengthen world-class companies. Apax funds invest in companies across its global sectors of Tech & Telecom, Retail & Consumer, Media, Healthcare and Financial & Business Services.

About Morgan Stanley:

Morgan Stanley (NYSE:MS) is a leading global financial services firm providing a wide range of investment banking, securities, investment management, wealth management and credit services. The Firm’s employees serve clients worldwide including corporations, governments, institutions and individuals from more than 600 offices in 30 countries. For further information about Morgan Stanley, please visit www.morganstanley.com

Morgan Stanley Principal Investments is a Morgan Stanley capital investment vehicle. Recent MSPI investments include Moelnlycke Care Group AB, Grifols S.A. and U.S. Oncology.

Important Additional Information will be Filed with Securities Regulators:

Hub will file a copy of the amendment to the Arrangement Agreement with the Securities and Exchange Commission and Canadian securities regulators. In connection with the proposed transaction, Hub will mail a proxy statement to its shareholders, and has filed a preliminary proxy statement with the Securities and Exchange Commission and Canadian securities regulators. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS HUB FILES, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES THERETO.

Investors and security holders may obtain a free copy of the Arrangement Agreement, the amendment thereto and the proxy statement and other documents filed by Hub at the Securities and Exchange Commission’s Web site at http://www.sec.gov and at the Canadian securities regulators Web site at http://www.sedar.com. The proxy statement and such other documents may also be obtained for free from Hub by directing such request to Investor Relations, Hub International Limited, 55 East Jackson Boulevard, Chicago, IL 60604, telephone: (877) 402-6601.

Hub and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Hub’s shareholders in connection with the proposed transaction. Information concerning the interests of Hub’s management who are participating in the solicitation, which may be different than those of Hub shareholders generally, is set forth in Hub’s proxy statements and Annual Reports on Form 10-K, filed with the Securities and Exchange Commission, and in the proxy statement relating to the transaction when it becomes available.

Forward Looking Statements:

This press release may contain “forward-looking statements” as defined in Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that reflect our current expectations regarding our future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. We have used words such as “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will continue,” “will likely result,” and similar expressions to indicate forward-looking statements, however, these words are not the exclusive means of identifying these forward-looking statements. These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects, and opportunities to differ materially from those expressed in, or implied by, these statements, including, but not limited to: risks associated with implementing our business strategies, identifying and consummating acquisitions, successfully integrating acquired businesses, attaining greater market share, resolution of regulatory issues and litigation, including those related to compensation arrangements with insurance carriers, the possibility that the receipt of contingent compensation from insurance carriers could be prohibited, developing and implementing effective information technology systems, recruiting and retaining qualified employees, fluctuations in the demand for insurance products, fluctuations in the premiums charged by insurance carriers, with corresponding fluctuations in our premium-based revenue, fluctuations in foreign currency exchange rates, any loss of services of key executive officers, industry consolidation, increased competition in the industry, the actual costs of resolution of contingent liabilities, the passage of new federal, state or provincial legislation subjecting our business to regulation in the jurisdictions in which we operate, and those discussed in our Annual Report on Form 10-K, particularly under the caption “Risk Factors,” filed with the Securities and Exchange Commission and the Canadian securities commissions. These uncertainties and other factors also include, but are not limited to, risks associated with the transaction, including the occurrence of any event, change or other circumstances that could give rise to the termination of the amended Arrangement Agreement, the inability to complete the transaction due to the failure to obtain shareholder approval or the failure to satisfy other conditions to completion of the transaction, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the failure to obtain the necessary debt financing arrangements set forth in commitment letters received in connection with the transaction, risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction. Many of the factors that will determine the outcome of the subject matter of this press release are beyond Hub’s ability to control or predict. We caution readers not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as otherwise expressly required by federal or provincial securities laws, we undertake no obligation to update or publicly announce the revision of any of the forward-looking statements contained herein to reflect new information, future events, developments or changed circumstances or for any other reason.

Contacts

Hub

W. Kirk James, +1 312-279-4881

Chief Corporate Development Officer

or

Apax

Peter Jeton, +1 212-419-2417

Chief Operating Officer Apax Partners L.P.

or

Morgan Stanley

Mark Lake, +1 212-761-0814

Executive Director, Corporate Affairs

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